UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2011


                                 Vantage Health
             (Exact name of registrant as specified in its charter)

           Nevada                      333-168930               98-0659770
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)

                     11400 West Olympic Boulevard, Suite 640
                           Los Angeles, CA 90064-1567
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  310-477-5811

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, operating costs, our ability to achieve significant revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict",
"potential" or "continue", the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

     Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Vantage" or the "Registrant" refer to Vantage Health.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

     On June 30, 2010, Vantage Health completed the sale of warrants entitling the holders of the warrants to purchase 7,859,375 shares of our common stock at a strike price of $3.00 per share. The warrants were sold by us in an offering that was exempt from registration under Regulation S and Regulation D of the Securities Act of 1933. The shares of common stock underlying the warrants were registered on a Registration Statement on Form S-1 that was declared effective on February 3, 2011.

     On August 4, 2011 the Board of Directors of Vantage Health passed a resolution reduced the exercise price of the warrants from $3.00 per share to $.05 per share. The resolution is effective immediately. The purpose of the reduction in the exercise price was to encourage holders of the warrants to exercise their conversion rights so as to generate working capital of up to $392,269 which is needed by the Company to assist it in implementing its business plan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Vantage Health
                             a Nevada corporation


Dated: August 4, 2011        /s/ Lisa Ramakrishnan
                             ---------------------------------------------------
                             Dr. Lisa Ramakrishnan
                             Chief Executive Officer and Chief Financial Officer


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